Exhibit 10.4

The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SUBCUSTODIAL AND

SERVICE AGREEMENT

This Agreement (“Agreement”) is entered into by and among GE Financial Trust Company (“GEFTC”) and Fidelity Brokerage Services LLC (“FBS”) and National Financial Services LLC (“NFS”), (FBS and NFS together, “Fidelity”) acting through its business unit Fidelity Registered Investment Advisor Group (“FRIAG”) (Fidelity, FRIAG and GEFTC may individually be referred to as a “Party” or collectively as “Parties”), effective as of November 1, 2005;

WHEREAS, GEFTC is a trust company duly chartered by the Arizona State Banking Department and maintains accounts and provides trust and custody services for its trust company customers (each a “Client”);

WHEREAS, GEFTC accepts Client accounts referred by its registered investment advisory affiliate, GE Private Asset Management (“Advisory Firm”);

WHEREAS, Advisory Firm and GEFTC wish to retain Fidelity to act as sub-custodian as contemplated in this Agreement and to provide brokerage services in connection with their separate account wrap program.

WHEREAS, Advisory Firm intends to use the services of investment managers which will provide portfolio research models and asset allocation strategies; whereby only the Advisory Firm, and not the investment managers, will have trading authorization on the Accounts.

WHEREAS, Advisory Firm provides investment advisory services to Clients;

WHEREAS, Fidelity and GEFTC intend to establish a technology based operating platform and interface;

WHEREAS, Fidelity desires to provide brokerage services and act as subcustodian for Client accounts;

WHEREAS, GEFTC intends to use electronic interfaces between TNET, a trust accounting system licensed and operated by GEFTC, and Fidelity’s brokerage platform to exchange information including without limitation balances, positions, and history. GEFTC may also affect transactions in certain Client Accounts through the interface;

WHEREAS, Fidelity and GEFTC and Advisory Firm intend to interface using a Checkfree APL that shall be implemented on or about February 2006; and prior to that Advisory Firm will use Fidelity’s product, Advisor Channel, to send and receive intra-day trade information to Fidelity.

WHEREAS, FBS and NFS are each a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc;

WHEREAS, in addition to acting as a subcustodian, Fidelity will provide execution and clearance services for equity and fixed income securities held at Fidelity in GEFTC Accounts (as defined below) in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1.	APPOINTMENT OF CUSTODIAN; TYPES OF ACCOUNTS, TRADING, AND FEES

1.1.	Appointment of Fidelity as Subcustodian and Types of Accounts

1.1.1.

Pursuant to this Agreement and the separate Fidelity brokerage account application and agreement accepted by Fidelity for each account (Application and Agreement), to be executed in a form substantially similar to that attached hereto as Exhibit A, as such form may be amended from time to time, such amendments to be immaterial or required by applicable law, rule or regulation or Fidelity Policies and Procedures, GEFTC authorizes Fidelity to hold securities in registered form in its name. If there is any conflict between this Agreement and the Application Agreement, the terms of the Application Agreement shall prevail with the exception of: the term and termination provisions this Agreement (all of section 2); the representations and warranties (all of section 3), including without limitation service levels (Exhibit C); indemnification provisions (all of section 4); confidentiality (all of section 5); and pricing (Exhibit B), excluding any margin fees. If future material amendments are made to the Application Agreement that conflict with this Agreement, GEFTC reserves the right to review those amendments, and if GEFTC determines using reasonable business judgment that such amendments are unacceptable, GEFTC may terminate this agreement.

1.1.2.

“GEFTC Accounts” are brokerage accounts opened by and registered in the name of GEFTC as legal and record owner which accounts may be owned by GEFTC for the benefit of one or more of its Clients and carried by Fidelity under GEFTC’s name, address and tax identification number in which it will hold securities and cash. GEFTC Accounts include both Omnibus GEFTC Accounts and Non-Omnibus GEFTC Accounts. “Omnibus GEFTC Accounts” are those accounts that hold commingled assets of GEFTC’s Clients. “Non-Omnibus GEFTC Accounts” are other GEFTC Accounts established at Fidelity and registered in GEFTC’s name for the benefit of a particular GEFTC Client. For all accounts carried by Fidelity pursuant to this Agreement, Fidelity’s customer shall be GEFTC only and in no event will any Client, other customer or prospective Client or customer of GEFTC or Advisory Firm be considered to be a customer of Fidelity.

1.1.3.	Fidelity will not charge GEFTC or Advisory Firm a separate custody fee for maintaining custody of GEFTC Accounts.

1.1.4.

With respect to GEFTC Accounts, GEFTC will be the “end financial institution” responsible for all know your customer, anti-money laundering and other applicable legal and regulatory requirements, including but not limited to the Bank Secrecy Act of 1970, as amended, and related regulations, for any Client who may have a disclosed or undisclosed beneficial interest in a GEFTC Account. GEFTC agrees not to open any GEFTC Accounts, process any transactions or provide any other services that would violate any applicable sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

1.1.5.

GEFTC has authorized Advisory Firm, an investment Advisor registered under the Investment Advisor Act of 1940, with discretionary authority to engage in various trading and other investment related activities, including, but not limited to the purchase, sale or exchange of securities on GEFTC Accounts. The Advisory Firm shall be designated in the Applications and Agreement as the investment adviser with trading authorization on Client Accounts. Fidelity will not be responsible for the actions or inactions of the Advisory Firm.

1.1.6.

GEFTC agrees that it shall not request Fidelity to establish, carry or provide services under this Agreement to any Fully Disclosed Client Account directly for a Client, customer or prospect of GEFTC or Advisory Firm (a “Fully Disclosed Client Account”). A Fully Disclosed Client Account shall mean any brokerage account registered in the Client’s name as legal and record owner, address and tax identification number and with respect to which Fidelity would otherwise collect personal and financial information with respect to such Client. GEFTC will open accounts with Fidelity and/or refer Clients to Fidelity only in those instances in which GEFTC and/or the Advisory Firm deems it appropriate and in the best interest of Clients. In the event that GEFTC desires to open an account with Fidelity on a fully-disclosed basis, prior to opening such account, GEFTC and Fidelity shall negotiate in good faith the terms and conditions of the parties’ obligations with respect to such fully-disclosed accounts.

1.1.7.

Subject to the terms hereof and the Application and Agreement, GEFTC hereby authorizes Fidelity to hold any securities received by it from time to time for the account of GEFTC Accounts. Fidelity may elect to utilize Depositories and third-party subcustodians to the extent it deems appropriate possible in connection with its performance hereunder. “Depository” shall include the Federal Reserve Banks book-entry system, the Depository Trust Company, Euroclear, Clearstream Banking, S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) registered with the Securities and Exchange Commission or otherwise authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law. A “Third-Party Subcustodian” shall mean a bank or other financial institution (other than a Depository) which is utilized by Fidelity in connection with the purchase, sale or custody of securities hereunder.

1.1.8.

Securities and cash deposited by Fidelity in a Depository will be held subject to the rules, terms and conditions of such Depository. Securities and cash held through Third-Party Subcustodians shall be held subject to the terms and conditions of any applicable agreement between Fidelity and such Third Party Subcustodians. Third-Party Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Third-Party Subcustodians participate. Unless otherwise required by law or practice or a particular Third-Party Subcustodian agreement, securities deposited with Third-Party Subcustodians will be held in a commingled account in the name of NFS as custodian for the benefit of its customers. Fidelity shall identify on its books and records the securities and cash belonging to GEFTC Accounts, whether held directly or indirectly through Depositories or Third-Party Subcustodians.

1.2.	Trading and Operational Interface

1.2.1.

On or before December 31, 2005, GEFTC anticipates transferring from GEFTC over to Fidelity approximately $1.5 billion in initial assets (the “Transfer”). GEFTC and Advisory Firm anticipate that approximately 100 million equity shares shall be traded during the first 12 month period from the date of the Transfer. The Transfer will include approximately 225 non-omnibus GEFTC accounts and two omnibus GEFTC account.

1.2.2.

Trading of equity on GEFTC Accounts will be done through Fidelity’s Advisor CHANNEL® products or other electronic trading system supported by Fidelity until the parties interface through CheckFree APL, at which time all equity trades will be placed via the APL or other systems acceptable to Fidelity. Trading of fixed income securities shall be done through Fidelity’s Bond Trader Pro system or by sending fax, email or phone trades directly to Fidelity’s fixed income trading desk.

1.2.3.

It is understood that by Fidelity and GEFTC that orders for the execution of transactions in GEFTC Accounts shall be directed to Fidelity, but that Advisor may use other broker/dealers (“Trade Away”) if Advisor deems such activity as appropriate in its sole discretion. Fidelity shall provide monthly trade execution reports to GEFTC and the Advisory Firm to report on execution quality.

1.3.	Pricing and Billing for Fidelity Brokerage Services

1.3.1.

The pricing schedule that will apply to all GEFTC Accounts is set forth in Exhibit B. This pricing schedule does not apply to separate account network, turn key asset management and other programs which may be selected by GEFTC, which may which charge either transaction based or asset based fees. This pricing schedule includes all services discussed in this Agreement including custody and clearing services, use of Advisor Channel, use of Bond Trader Pro, interfacing, operational and administrative services, asset conversions and the implementation of CheckFree APL at no additional charge.

1.3.2.

Fees accrued, pursuant to Exhibit B, shall accrue during the quarter. All transaction costs, commissions, ticket charges, and other fees will be billed directly to GEFTC, rather than being charged to individual trade. Such accrued fees shall be billed quarterly in arrears to GEFTC on or before 30 days following the calendar quarter end, or if Fidelity is unable to bill GEFTC by that date, as promptly as possible thereafter.

2.	EFFECTIVENESS AND TERMINATION

2.1.

This Agreement shall remain in full force and effect for an initial 36-month term unless terminated in accordance with this section 2. Fidelity may terminate this Agreement at the end of such 36-month period by giving GEFTC 90 days prior written notification of termination. GEFTC may terminate this Agreement at the end of such 36-month period by giving 90 days prior written notification of termination. Upon termination of this Agreement, both GEFTC and Fidelity agree to provide on-going support and operational services pursuant to this Agreement no less than 90 days from termination or until the completion of the conversion of assets, whichever occurs earlier. If, in the event of termination, an Account does not transfer from Fidelity, Fidelity may transfer such Account as it reasonably deems appropriate.

2.2.

In the event no written notification is given as set forth above, this Agreement shall be deemed to have been renewed for additional successive one-year periods. At any time during such additional periods, this Agreement may be terminated by Fidelity giving 90 days prior written notification to GEFTC, or by GFTC giving 90 days prior written notice to Fidelity, and such termination shall be effective as of the end of such 90-day period. Upon termination of this Agreement, both GEFTC and Fidelity agree to provide on-going support and operational services pursuant to this Agreement no less than 90 days from termination or until the completion of the conversion of assets, whichever occurs earlier.

2.3.	This Agreement may be terminated:

2.3.1.	by mutual written consent of the parties hereto;

2.3.2.

by either party upon the occurrence of the following: (i) a material breach by the other party of any of its representations, warranties, covenants or agreements hereunder, and (ii) the failure to cure such breach by the other party within 30 days following its receipt of written notice of such breach;

2.3.3.	if required by law or any applicable supervising regulating authorities;

2.3.4.	by either party if the other party becomes insolvent or becomes the subject of a voluntary or involuntary bankruptcy proceeding;

2.3.5	pursuant to Section 2.5 below.

2.3.6.	by GEFTC in the event that Fidelity fails to provide services in material compliance with Service Levels set forth in Exhibit C.

2.4.

The termination of this Agreement will not relieve any party of any obligation or liability hereunder that accrued prior to such termination. Upon termination of this Agreement, all payments under Section 1.3 shall immediately cease and Fidelity will notify GEFTC of the revised pricing schedule that will apply to any GEFTC Accounts maintained with Fidelity.

2.5.

It is understood that GEFTC strives to grow over time, which could result in growth of client assets under management, share volume traded and servicing support activity. It is understood that GEFTC may fail to grow or may experience loss of assets over time. As well, it is understood that movements in financial markets will impact GEFTC’s asset levels and growth paths. The potential for business growth and/or asset loss experienced in the normal course of doing business is contemplated within the standard terms of this Agreement and is not cause for renegotiation of any terms. In the event of a material change in GEFTC’s business model, Fidelity and GEFTC, respectively, reserve the right to notify the other Party of its request to renegotiate the fee schedule contained in Exhibit B upon providing 90 days notice. A “material change” for this Section 2.5 may include, but is not limited to: a change from the “omnibus” model to either a “business accounts” or “fully disclosed” model; a change to trading practices in which Fidelity is no longer being directed substantially all (at least 95%) trade flow related to omnibus assets held in sub-custody by Fidelity; a change to or expansion of servicing standards or practices beyond what is addressed in this Agreement; or other GEFTC business model changes that result in verifiable and detrimental financial impacts to either party. In such event, if Fidelity and GEFTC fail to reach an agreement on a revised pricing schedule within 90 days of such notice, then either party may terminate this Agreement with a written 90 day termination notice to the other. Upon termination of this Agreement, both GEFTC and Fidelity agree to provide ongoing support and operational services pursuant to this Agreement no less than 90 days from termination or until the completion of the conversion of assets, whichever occurs earlier.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1.	Each of the parties represents warrants and agrees to the others as follows:

3.1.1.

Such party is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business in each other jurisdiction where it is required to be so qualified;

3.1.2.	This Agreement has been duly authorized and executed by such party, and represents the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

3.1.3.

The execution, delivery and performance by such party of this Agreement does not violate, conflict with or constitute a breach of any provision of any Federal, state or local law applicable to such party, the organizational documents of such party or any material agreement, contract, consent, decree, order or other instrument to which such party is a party or by which such party is bound;

3.1.4.

Each of the parties shall obtain such regulatory and Client consents as may be required, including GEFTC obtaining the consent of the Arizona State Banking Department, to execute, deliver and perform the term of this Agreement; and

3.1.5.	Neither GEFTC and Fidelity, nor Advisor Firm and Fidelity, are affiliated with each other in any way.

3.2.	With respect to the Omnibus GEFTC Accounts and Non-Omnibus GEFTC Accounts, GEFTC represents, warrants and agrees that:

3.2.1.	GEFTC is Fidelity’s brokerage customer;

3.2.2.	Clients are GEFTC’s trust company customers and will not be regarded as Fidelity’s brokerage customers;

3.2.3.	GEFTC is responsible for obtaining and maintaining all necessary documentation and information relating to such Clients and GEFTC Accounts;

3.2.4.	GEFTC or its designated Advisory Firm is responsible for making all investment decisions and suitability determinations with respect to such Clients and GEFTC Accounts;

3.2.5.	Clients will not have any contact with Fidelity with respect to the GEFTC Accounts;

3.2.6.

GEFTC is responsible for providing all Clients with all information or records to which such Clients may be entitled by virtue of their beneficial ownership in GEFTC Accounts, including, but not limited to, customer account statements, confirmation of transactions, tax information and any other information or records required by law or regulation;

3.2.7.	GEFTC is responsible for completing all reporting to the Internal Revenue Service and state taxing authorities on such Client accounts;

3.2.8.

GEFTC or their designated Advisory Firm is responsible for monitoring the investments in all Client Accounts held at Fidelity, and Fidelity will not be responsible for monitoring the investments made in any Client accounts; and

3.2.9.	Fidelity will not be responsible for monitoring the activities of Advisory Firm in GEFTC Accounts.

3.3.	With respect to the Omnibus GEFTC Account, GEFTC represents, warrants and agrees that:

3.3.1.

Each Client has authorized the Advisory Firm to establish a custodial account for the Client’s benefit at GEFTC and at sub-custodians as appropriate, therefore, including Fidelity, to maintain the account.

3.3.2.

GEFTC maintains on its books a separate account for each Client account and segregates in its books each Client account’s assets. For those Client accounts managed by the Advisory Firm, GEFTC does not take physical custody of Client assets, but holds assets by book entry.

3.3.3.

For any new Clients of the Advisory Firm, each Client has authorized GEFTC and the Advisory Firm to transfer his/her account from a fully disclosed account at the current firm to an account registered under GEFTC, for the benefit of the Client at Fidelity.

3.4.

To the extent GEFTC is acting in fiduciary capacity to any Client for the purposes of ERISA, GEFTC represents and warrants that it shall administer the GEFTC Accounts consistent with such obligations, including, but limited to, the proper disclosure and handling of fees and compensation.

3.5	During the term of this Agreement, each party shall remain in material compliance with each of the laws, rules, and regulations to which their activities are subject.

3.4.1

GEFTC agrees to notify Fidelity immediately in the event GEFTC’s charter with any governmental or regulatory organization which GEFTC is currently registered is suspended, terminated or materially changes. Fidelity agrees to notify GEFTC immediately in the event Fidelity’s registration as a broker-dealer and/or membership with the NASD is suspended, terminated or materially changes

3.4.2

Upon reasonable prior written notice, Fidelity will respond to requests for information from the Arizona State Banking Department related to the books and records maintained by Fidelity in the ordinary course of business with respect to the GEFTC Accounts. In addition, upon written request, Fidelity will provide GEFTC with its SAS 70 and NFS’ Statement of Financial Condition.

3.6.

Each Party will be responsible for reviewing and determining whether additional disclosures are necessary in its respective regulatory filings, disclosures to clients or otherwise with respect to the terms and conditions of this Agreement and obtain any necessary consent from its regulatory authorities and/or Clients. Fidelity and GEFTC acknowledge that this Agreement must comply with applicable laws, rules and regulations. The parties acknowledge that the sale or redemption of any mutual fund must be made in compliance with such fund’s prospectus and policies and applicable laws, rules and regulations. GEFTC agrees that it will monitor and assess short term redemption fees on Fidelity mutual funds, and non-Fidelity funds if required, at the sub-account or participant level on all Omnibus GEFTC Accounts.

3.7.	Unless otherwise agreed to by GEFTC, Fidelity will not use Client information it obtains from GEFTC to directly solicit Clients to open Fidelity retail brokerage accounts.

3.8	With respect to the securities held in GEFTC Accounts, Fidelity shall:

3.8.1

Timely post any interest and dividends actually received by Fidelity and any amounts actually received by Fidelity with respect to matured securities. Fidelity shall make such information available on Advisor CHANNEL and CheckFree APL or other third party portfolio accounting systems, as instructed by GEFTC.

3.8.2.	Forward to GEFTC copies of all information or documents that it may actually receive from an issuer of securities pursuant to sections 4.5 and 6 of the Application and Agreement.

3.8.3	If so notified by a regulatory body or governmental agency, Fidelity will forward to GEFTC any forms or other document requiring GEFTC’s signature.

3.8.4	Hold directly, or through a Depository, all rights and similar securities issued with respect to any securities credited to the GEFTC Accounts.

3.8.5	Endorse for collection checks, drafts or other negotiable instruments.

3.9	With respect to any rights or actions conferred upon GEFTC pursuant to the information or documents it receives under section 3.7, GEFTC will notify Fidelity of its decision relating thereto.

3.10

GEFTC and Fidelity each agree to maintain respective conversion teams for the support of the initial conversion of assets to Fidelity during the first 5 months of this Agreement, or for a period of the agreement date through 60-days past the actual conversion date, whichever is longer. Fidelity’s conversion team will include a business and technical analyst. The parties’ respective conversion teams shall cooperate in good faith to promptly address issues that may arise during the initial conversion.

3.11.

Upon completion of the implementation and conversion process, Fidelity represents that it will assign and maintain for the duration of the term a service and support structure that is materially sufficient to maintain the service level standards outlined in Exhibit C.

3.12.	GEFTC represents warrants and agrees to the additional warranties set forth in Exhibit D and incorporated herein by reference.

3.13.	Fidelity represents, warrants and agrees as follows:

3.13.1

It has the financial resources, personnel and organizational resources reasonably needed to perform its obligations under this Agreement and will notify GEFTC of any change in circumstances that would materially adversely impact Fidelity’s ability to perform its obligations under this Agreement.

3.13.2

It shall maintain throughout the term of this Agreement, commercially reasonable levels of excess SIPC coverage for the protection of the value of all cash and securities held in GEFTC accounts, and it authorizes and approves disclosure by GEFTC to GEFTC Clients that: (i) Client assets in GEFTC Accounts are protected by Securities Investor Protection Insurance (“SPIC”) insurance up to $[***] (including cash claims limited to $[***]); (ii) additional insurance protection for cash and securities has been arranged to supplement the SIPC coverage; (iii) this additional protection covers total account net equity in excess of the $[***]/$[***] coverage provided by SIPC; and (iv) neither coverage protects against a decline in the market value of securities.

3.13.3	It shall maintain throughout the term of this Agreement a commercially reasonable disaster recovery plan.

4.	LIMITATION OF LIABILITY AND INDEMNIFICATION

4.1.

Neither GEFTC nor Fidelity will be liable under this Agreement for any special, consequential, indirect, incidental or similar damages of any kind, including lost revenue, lost profits and lost or damaged data. Market based losses that are a result of delayed or incorrect execution or other error due to Fidelity’s negligence or willful misconduct shall not be considered special, consequential, indirect, incidental or similar damages of any kind, unless due to the negligence or willful misconduct of GEFTC or Advisory Firm.

4.2.

GEFTC will indemnify, defend and hold harmless Fidelity and its officers, directors, managers, employees, designees, affiliates, subsidiaries and agents (each a “Fidelity Party”) from and against any and all damages, liabilities, expenses (including reasonable attorneys’ fees), costs and claims (collectively, “Costs”) incurred by any Fidelity Party to the extent arising from or relating to: (i) any breach by GEFTC of any representation, warranty, covenant or other obligation contained in this Agreement; (ii) any error, wrongful act or wrongful omission by GEFTC, or a third party service provider working for GEFTC, in submitting any order or instruction to Fidelity or performing its obligations under this Agreement; (iii) subject to subsection 4.4, such Fidelity Party’s investigation, preparation or defense of any of the foregoing; and (iv) any interface or support of any interface GEFTC establishes with TNET or other interface(s) made available through Fidelity.

4.3.

Fidelity will indemnify, defend and hold harmless GEFTC and its officers, directors, managers, employees, designees, affiliates, subsidiaries and agents (each a “GEFTC Party”) from any and all Costs incurred by any GEFTC Party to the extent arising from or relating to: (i) any breach by Fidelity of any representation, warranty, covenant or other obligation contained in this Agreement; (ii) any error, wrongful act or wrongful omission by Fidelity in performing its obligations under this Agreement; and (iii) subject to subsection 4.4, such GEFTC Party’s investigation, preparation or defense of any of the foregoing.

4.4.	No party will be entitled to indemnification pursuant to this Agreement to the extent that such party’s Costs arise out of or relate to such party’s own negligence or willful misconduct.

4.5.

Promptly after a party (the “Indemnitee”) receives notice or becomes aware of a claim threatened or commenced against it, against which another party to this Agreement (the “Indemnitor”) is obligated to indemnify the Indemnitee, the Indemnitee will give written notice of such claim to the Indemnitor. However, the Indemnitee’s failure to notify the Indemnitor will not relieve the Indemnitor from any liability that it may have to any Indemnitee under this Agreement, except to the extent that the Indemnitor has been prejudiced in any material respect by such failure. The Indemnitor will be entitled to assume the defense of the claim with counsel reasonably satisfactory to the Indemnitee, and the Indemnitee will have the right to participate in the defense or preparation of the defense of the claim as follows: (i) in the event that the Indemnitor elects to assume the defense of the claim, and to retain such reasonably satisfactory counsel, the Indemnitee will bear all fees and expenses of any additional counsel the Indemnitee retains and any other costs associated with the Indemnitee’s participation, and (ii) in the event that the Indemnitor does not assume the defense of the claim within a reasonable time after its receipt of the Indemnitee’s notice, the Indemnitor will reimburse the Indemnitee for its reasonable fees and expenses of counsel in defending the claim. If the Indemnitor assumes the defense of claim, the Indemnitor will not, without the prior written consent of the Indemnitee, settle or compromise the liability of the Indemnitee, or permit a default or consent to the entry of any judgment in a court action, unless in connection with such settlement, compromise or consent the Indemnitee receives from the claimant a written unconditional release from all liability in respect of the claim.

5.	CONFIDENTIAL AND PROPRIETARY INFORMATION

5.1.

Definition of Confidential Information. The parties acknowledge that in connection with this Agreement each may be provided with confidential and proprietary information of the other party and third parties with which the other party conducts business. All information of a party and the third parties with which such party conducts business that is marked confidential, described as confidential at the time of disclosure or that the receiving party should reasonably know to be confidential, including the information relating to the TNET Interface, is collectively referred to as “Confidential Information.” The terms and conditions of this Agreement are considered Confidential Information. In addition, any GEFTC Account information shall be considered Confidential Information. Despite any contrary provision in this Agreement, Confidential Information will not include information that: (a) is or becomes generally known to the public not as a result of a disclosure by the receiving party, (b) is rightfully in the possession of the receiving party before disclosure by the first party, (c) is independently developed by the receiving party without reliance on such information, or (d) is received by the receiving party in good faith and without restriction from a third party not under a confidentiality obligation to the first party and having the right to make such disclosure. The parties acknowledge that as financial institutions, each may be subject to certain laws and regulations regarding the privacy and protection of consumer information and that any use of personal information by the Receiving Party may be subject to compliance with such laws.

5.2.	Obligations Regarding Confidential Information. Except as expressly permitted by this Agreement, each party will:

5.2.1.	keep and maintain all Confidential Information of the other parties in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure;

5.2.2.	not, directly or indirectly, disclose any Confidential Information of the other parties to any third party, except with the other’s prior written consent;

5.2.3.	use the other parties’ Confidential Information solely as necessary to perform its obligations or exercise its rights under this Agreement;

5.2.4.	not use another party’s Confidential Information to compete with such party in any way; and

5.2.5.

advise the other party immediately if it learns or has reason to believe that any person or entity which has had access to such party’s Confidential Information has violated or intends to violate the terms of this Agreement.

5.3.

Permitted Disclosures. Each party will be permitted to disclose the other parties’ Confidential Information only to its employees, legal counsel, accountants, auditors, and agents, and its applicable regulatory authorities which expressly request such information during an examination or inquiry (collectively, “Authorized Recipients”) having a need to know the Confidential Information in connection with the performance of its obligations or the exercise of its rights under this Agreement. Each party will instruct its Authorized Recipients as to their obligations under this Agreement. Despite any contrary provision in this Agreement, either party may disclose the other party’s Confidential Information to the extent required to comply with law or court order; provided, however, that the party required to disclose the Confidential Information must if legally permissible:

5.3.1.	to the extent practicable, give prompt written notice of the disclosure requirement to the party whose Confidential Information is at issue provided such notice is not prohibited by law,

5.3.2.	to the extent practicable, give the other party a reasonable opportunity to prevent the disclosure of the Confidential Information, and

5.3.3.	reasonably cooperate with the other party in any efforts it makes to prevent the disclosure of the Confidential Information.

5.4.

Remedies. The parties acknowledge that the disclosure of another’s Confidential Information may cause irreparable injury to the other and damages which may be difficult to ascertain. Therefore, each party will be entitled to injunctive relief upon a disclosure or threatened disclosure of any of its Confidential Information in violation of this Agreement, without the necessity of proving damages.

6.	MISCELLANEOUS

6.1.

Force Majeure. No party will be responsible for losses caused directly or indirectly by conditions beyond its reasonable control (each, a “Force Majeure Event”), including but not limited to war, natural disaster, terrorist activity, government, clearing corporation or NSCC restrictions or changes, exchange, market, clearing corporation or NSCC rulings, strikes, interruptions of communications or data processing services, or disruptions in orderly trading on any exchange or market.

6.2.

Additional Covenants. Each party will retain absolute and complete responsibility for the supervision of all of its representatives, employees or other agents, and the other party will have no supervisory, compliance or other responsibility as to the actions of such representatives, employees or agents of the other party.

6.3.

Use of Name; Extent of Relationship. The parties acknowledge that the names of each party, and the names of each party’s products and services, whether or not registered as a trademark, are owned by such party. Each party agrees not to use such other parties’ names in marketing materials or in any other manner without the owning party’s prior written approval, except that each party may use the other parties’ names in regulatory filings. No party will represent in any manner that it is an agent or representative of the other parties. The sole and exclusive extent of the parties’ relationship will be as set forth in this Agreement. The parties are not partners, joint venturers, employees or employers of one another. No party will represent or imply in any way that it has any relationship with the other party except as described in this Agreement.

6.4.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the choice of law principles thereof.

6.5.

Entire Agreement; Successors and Assigns. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters contained herein and supersedes all prior agreements and understandings between the parties with respect thereto. Neither party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties; provided however, that any party may assign its rights or delegate its duties to any affiliate, subsidiary or assignee whether by merger, consolidation or otherwise that agrees in writing to perform such party’s duties. This Agreement will be binding upon and will inure to the benefit of the parties and its successors and permitted assigns.

6.6.

Notices. Any notice, demand, consent, election, offer, approval, request or other communication (collectively, a “Notice”) required or permitted under this Agreement must be in writing and delivered by a nationally recognized overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested. A Notice must be addressed to a party as follows:

6.6.1.	If to Fidelity:

Fidelity Brokerage Company

Attention: Jennifer Moran, Senior Vice President

82 Devonshire Street Z2N

Boston, MA 02109

6.6.2.	If to GEFTC:

GE Financial Trust Company, FSB

ATTN: President

3200 N. Central Avenue, Suite 620

Phoenix, Arizona 85012

6.6.3.

A Notice delivered via a nationally recognized overnight courier will be deemed given as of the next business day after it is sent. A Notice sent via mail will be deemed given three business days after it is mailed. The address specified by a party above for notices to be sent may be changed by such party by written notice to the other parties.

6.7.

Amendment and Waiver. The terms of this Agreement may be waived, amended or modified in whole or in part only by a writing signed by GEFTC and Fidelity. The failure by either party of any time to require performance by the other of any provision of this Agreement will not affect in any way either party’s right to require such performance at any time thereafter. The waiver by either party of a breach of a provision of this Agreement will not be taken or held to be a waiver of the provision itself.

6.8.	Non-Exclusivity. Each party may enter into other similar agreements with any other person or persons without the other party’s consent.

6.9.

Severability. All provisions and covenants contained herein are severable, and in the event that any one or more of them is held to be invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions and covenants contained herein will not in any way be affected thereby, and this Agreement will be interpreted as if such invalid, illegal or unenforceable agreement(s), provision(s) or covenant(s) was not contained herein.

6.10.	Survival. The rights and obligation of the parties under sections 4 and 5 shall survive any termination of this Agreement.

6.11.

Captions. The descriptive heading of the sections and subsections of this Agreement are for convenience only, do not constitute a part of this Agreement, and do not affect this Agreement’s construction or interpretation.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

GE FINANCIAL TRUST COMPANY, FSB

By:	/s/ Gurinder Ahluwalia
Name:	Gurinder Ahluwalia
Title:	Chairman

Date:	11/1/05

FIDELITY BROKERAGE SERVICES LLC AND NATIONAL FINANCIAL SERVICES LLC, ACTING THROUGH FIDELITY REGISTERED INVESTMENT ADVISOR GROUP

By:	/s/ Jennifer Moran
Name:	Jennifer Moran
Title:	Senior Vice President

Date:	NOV 03 2005

Exhibit A

Attach:

1.	Advisor Brokerage Kit, including:

a.	Advisor Account Agreement

b.	Advisor Account Application

2.	Transfer of Asset for Unlike Registrations

Exhibit B

Pricing Schedule

EQUITIES		MUTUAL FUNDS
Trades submitted electronically (via Advisor Channel or CheckFree APL):		Fidelity NTF* No-Load Funds	[***]

Minimum ticket charge:	[***] per trade	Fidelity Low-Load Funds	“

Maximum ticket charge:	[***] per trade	Non-Fidelity NTF* No-Load Funds	“

Cents per share charge:	[***]/share	Non-Fidelity Load Funds at NAV/NTF*	“

Rep. assisted trades placed via telephone		Non Fidelity Load Funds	“

		Non-Fidelity No-Load	[***]

Minimum ticket charge:	[***] per trade	Mutual Funds Transaction Fee:	on all buys and sells

Maximum ticket charge:	[***] per trade

Cents per share charge:	[***]/share

OPTIONS

Commission Per Contract	[***]

Minimum Block Trade Commission	[***]

Allocated trades subject to 10-contract minimum.

FIXED INCOME		OTHER FEES

Principal Business		Wire Fee	[***]

Municipal bonds	[***]	Trade-Away Fee	[***]

Government notes & bonds	[***]	Foreign-Security Transfer Fee	[***]

GNMAs and CMOs	[***]	Check Reorder	[***]

Corporate Bonds	[***]	Retirement Account Close-out Fee:

		- IRA - Keogh - SEP	[***] Per Account [***] Per Account [***] Per Account

Agent Business *		Margin	[***]

Corporate Bonds

— Commission Per Bond	[***]

— Minimum Commission Per Allocation	[***]

* The majority of fixed income business is executed on a Principal Basis

ADDITIONAL SERVICES PROVIDED AT NO CHARGE

Advisor CHANNEL Clearing & Custodial Services EFT NASU, Asset Conversions/Transfers		Dividend Postings Retirement Accounts Establishment of TNET and CheckFree APL Interface All services described in Appendix C

EXHIBIT C

Service Levels

A.	GENERAL PROVISIONS

Provided GEFTC has substantially performed its obligations under the Agreement and any other policies and procedures agreed to in writing between GEFTC and Fidelity, including any prerequisites noted set forth in the Services Levels, Fidelity shall provide service level and support to GEFTC in accordance with the standards described below.

1.	General Service Levels

The following Service Level is attached hereto as Schedule A and incorporated herein by reference:

•	Service Level 1 – Transmission File Availability

•	Service Level 2 – Key Activity Operations Efficacy

•	Service Level 3 – System Availability

2.	Reporting.

Within 15 business days after the end of each calendar quarter, Fidelity will generate a quarter report covering the degree of compliance with the stated service level in order to measure performance and monitor standards as compared to the appropriate service level specifications set forth in Schedule A.

GEFTC and Fidelity shall designate appropriate personnel to meet on a quarterly basis in an agreed upon forum, after production of monthly reports for a calendar quarter by Fidelity, and at the respective costs of Fidelity and GEFTC, to review the past quarter’s reports and the performance of the Parties and to discuss potential problems or issues in connections with the services level. Both Parties agree to make good faith efforts to resolve such problems or issues.

3.	Measurement and Monitoring Methodologies.

The measurement and monitoring methodologies are described in the Service Level.

4.	Commencement of Obligations.

The measuring and reporting obligations set forth herein shall commence upon the second calendar month following conversion.

5.	Cooperation.

The achievement of the Service Level by Fidelity will require the coordinated, collaborative, good faith effort of Fidelity, GEFTC and with each party’s respective subcontractors or vendors. Each party will provide a single point of contact for the prompt resolution of all issues.

6.	Detailed Metrics:

The detailed metrics relating to Service Levels and Key Measurements are as set forth in Appendix C-1.

7.	Definition for Services Levels:

Phrase / Term	Description
“Business Hours”	Defined as the hours from 8:00 a.m. to 8:00 p.m. Eastern Time on all days during which the New York Stock Exchange is open, unless otherwise stated in a specific Service Level.

“Key Activities”	Means each of the activities listed on Key Activity Requirements as identified in Service Levels 2 and 3.

“Measurement Interval”	Means the frequency which Fidelity will measure the Service Level performance for monthly reporting. Criteria are defined in the detail of each Service Level, respectively.

“On-Time”	Means in accordance with time periods listed.

“Problem Response”	Means acknowledgment of Fidelity’s receipt of a Problem Ticket from GEFTC through approved escalation processes.

“Resolution”	Means providing a commercially reasonable fix, error correction or work-around.

“Service Metric”	Means the expected Fidelity performance requirements as defined in the detail of each Service Level, respectively,

“Transmission Files”	Means the files designated as such in Service Level #1.

“Severity Levels”	See Appendix C-1, Service Level #1 Severity Level Definitions for Prioritization of Technical Issues

Appendix C-1

SERVICE LEVEL #1

TRANSMISSION FILES AVAILABILITY

MEASUREMENT METHOD

Data Capture/ Measurement Method	FRIAG Quarterly Performance Report

Measurement Interval	Daily, Month End or Year End as described below.

Calculation	For each File Transmission, the number of file transmissions completed in accordance with the respective Service Level divided by the total number of transmissions completed.

RESPONSIBILITY

Reporting Period	Quarterly

Applicable Hours	Per Time Frames Listed in Service Metrics.

SERVICE METRICS FOR SERVICE LEVEL #1

Service Level

1.  Transmission Files Availability. 95% of the file transmissions (based on a weighted average of the aggregate number of files transmitted) shall be completed in accordance within Time Frame/Availability requirements for such Transmission Files.

	Transmission File:	File Name:	Time Frame/Availability:
	Security Master File– sent from Fidelity to GEFTC	FBSI.TCS.FBDTN05P.G E.ORDER.ACKS(0)	Daily by 7:00 a.m.

	Trade Confirmations – sent from Fidelity to GEFTC	FBSI.TCS.FBDTN20P.G E.CONFIRMS(0)	Daily, by 7:00 a.m.

	Trade Settlement – sent from Fidelity to GEFTC	FBSI.TCS.FBB5960.GE. TRADE. SETTLE(0)	Daily, by 7:00 a.m.

	Income Settlement – sent from Fidelity to GEFTC	FBSI.TCS.FBB5961.GE.I NC.SETT(0)	Daily, by 4:30 p.m.

	Income Projections – sent from Fidelity to GEFTC	FBSI.TCS.FBB5961. GE.INC.PROJ(0)	Daily, by 4:30 p.m.

	Position Reconciliation – sent from Fidelity to GEFTC	FBSI.TCS.FBDTN15P. GE.POSITION(0)	Daily, by 7:00 a.m.

	Trade Commissions – (available on Advisor Channel.com	Quarterly commission report	Quarterly (no later than 30th day of the month following calendar quarter end.)

SERVICE METRICS FOR SERVICE LEVEL #1, CONTINUED

Service Level Support	Transmission File Business Processes:
	Business Process	Prerequisite (if any)
i. Prompt notification upon discovery of problems affecting any file transmissions to/from GEFTC

GEFTC to promptly notify Fidelity of any transmission problems discovered at GEFTC site.

GEFTC to research locally to determine that incident is not a GEFTC problem before reporting transmission failures to Fidelity; or concurrent to notification to Fidelity where GEFTC reasonably believes problem is not a GEFTC problem.

	ii. Communication of specific alternatives to resolve transmission file failures.	GEFTC to research locally to determine that incident is not a GEFTC problem before reporting transmission failures to Fidelity; or concurrent to notification to Fidelity where GEFTC reasonably believes problem is not a GEFTC problem.

iii. Technology Support for File Transmissions provided as follows:

1-603-791-7604

(during the hours of

8:30 a.m. to 5:00 p.m. ET)

— or —

24 x 7

1-800-525-3274

Option #2

— or —

Ibg.transmission.support@fmr.com

GEFTC to research locally to determine that incident is not a GEFTC problem before reporting transmission failures to Fidelity; or concurrent to notification to Fidelity where GEFTC reasonably believes problem is not a GEFTC problem.

	iv. AC.com and Advisor Channel Software Support available as follows: 1-800-248-2885 Option #3 (during the hours of 8:00 a.m. to 8:00 p.m. ET)	GEFTC to research locally to determine that incident is not a GEFTC problem before reporting transmission failures to Fidelity; or concurrent to notification to Fidelity where GEFTC reasonably believes problem is not a GEFTC problem.

	v. Program Bugs – technical support provided as follows: 1-800-248-2885 Option #1 (during the hours of 8:30 a.m. to 5:00 p.m. ET)	GEFTC to research locally to determine that incident is not a GEFTC problem before reporting transmission failures to Fidelity; or concurrent to notification to Fidelity where GEFTC reasonably believes problem is not a GEFTC problem.

Severity Level Definitions for Prioritization of Technical Issues:

The following Severity Level response matrix represents Fidelity’s corporate policy for addressing technology and product disruptions.

Severity Level	Definition	Who Opens	Response	Response Time	Resolution or Work Around Time
1	Site or platform outage or significant business disruption across multiple clients	TechOps; Operational Support	Operational problem: Immediate fix. Software problem: Work around provided until problem is fixed and inform business.	45 minutes	2 hours

2	Business critical - functionality loss or major client dissatisfier, including known security breaches	TechOps; Operational Support	Operational problem: Fix within 24 hours and inform business. Software problem: Close into CQ for business prioritization.	60 minutes	Operational problem: Fix within 24 hours and inform business. Software problem: Close into CQ for business prioritization.

3	Non-business critical defects	TechOps; Operational Support	Operational problem: Fix within 72 hours and inform business. Software problem: Close into CQ for business prioritization.	90 minutes	Operational problem: Fix within 72 hours and inform business. Software problem: Close into CQ for business prioritization.

PREREQUISITES

Prerequisites

GEFTC to immediately research perceived transmission failures locally to ensure that any such failure is not a result of a failure of GEFTC’s systems before reporting such transmission failures to Fidelity.

Standing weekly conference call to be held within no less than 90 days following the initial conversion of the Accounts to Fidelity to identify, discuss and resolve any operational or relationship issues.

SERVICE LEVEL #2

KEY ACTIVITY - OPERATIONS EFFICACY

MEASUREMENT METHOD

Data Capture/ Measurement Method	FRIAG Quarterly Performance Report

Measurement Interval	Quarterly

Calculation	For each Key Activity, the number of activities completed in accordance with the respective Performance Level divided by the total number of activities completed

RESPONSIBILITY

Reporting Period	Quarterly

Applicable Hours	N/A

SERVICE METRIC

Service Level	90% of Key Activities (based on a weighted average of the aggregate number of activities completed) shall be completed in accordance with the Performance Levels set forth below for such Key Activities

PREREQUISITES

Prerequisites	See Key Activities Below

SERVICE METRICS FOR SERVICE LEVEL #2

Business Process	Key Activity	Performance Level	Prerequisite (if any)
Transfer of Account (“TOA”) Initiation – Receives	Non- Automatic Converion of Accounts Transfer (“ACAT”) Transfers In (TOA receives)	Fidelity will process 95% of Non-ACAT transfers that are received In Good Order the same day with receipt of complete transfer documentation.	Transfer documentation must be In Good Order (“IGO”). Brokerage account application must be IGO. GEFTC must provide evidence of matching registration, address and SSN as compared to the delivering firm’s records. GEFTC to include “fbo” reference on the account to match the registration of delivering firm’s records. GEFTC and Fidelity will follow process outlined in TOA workflow document.

TOA Initiation – Receives	ACAT Transfers (TOA receives)	Fidelity will process 95% of ACAT transfers that are received In Good Order the same day with receipt of complete transfer documentation.	Transfer documentation must be IGO. Brokerage account must be established. GEFTC must provide evidence of matching registration, address and SSN as compared to the delivering firm’s records. GEFTC to include “fbo” reference on the account to match the registration of delivering firm’s records. GEFTC and Fidelity will follow process outlined in TOA workflow document.

TOA Initiation – Receives	Notification of rejected TOA receives	Notice of ACAT and Non-ACAT transfers NIGO and Reject is posted to AC.com intra-day.	Following the completion of training and workflow analysis, the parties agree to negotiate in good faith the maximum Not In Good Order (“NIGO”) rate.

TOA Initiation – Delivers	Transfers Out (TOA delivers)	Fidelity will process 95% of transfers that are received In Good Order within 3 business days of receipt.	Transfer documentation must be IGO.

Cash Disbursement from Business Accounts	Delivery of cash to GECTC	Fidelity will deliver funds to GECFT within 1 day of settlement of transactions.	Request from GEFTC is in IGO.

Business Process	Key Activity	Performance Level	Prerequisite (if any)
Journal from Business Account to Omnibus Account	Asset Movements, Trailing Dividends/Interest	Fidelity will process 95% of journal request on the same day of receipt of Letter of Instruction (“LOI”). This also includes dividends and interest income received in the non-omnibus GEFTC Accounts. Fidelity shall journal such assets to the GEFTC Omnibus Account per GEFTC’s instruction.	GEFTC to provide a letter of instruction (“LOI”) IGO on the journal of assets.

NASU	New Account Set- Up	Completed same business day.	Brokerage account application must be received IGO through Fidelity’s Covington, KY facility by 1:30 pm E.T. Large faxed New Account volume near cut-off time may affect standard.

Trade Execution	Equity Execution Quality	95% of all trades through Fidelity will be executed at or between the quoted spreads.	Fidelity must receive at least 3 day prior notice of any planned rebalancing activity.

Service	Telephone Calls	85% of telephone service calls will be answered within 20 seconds.	Based upon volume routed through appropriate 800 number/PIN.

Service	Problem Resolution	75% of work items resolved within 2 days	Tracking work item must be opened by Fidelity CSM.

Exhibit D

Additional GEFTC Representations and Warranties

GEFTC represents warrants and agrees as follows:

1.

GEFTC is a “bank” as that term is defined in Section 3(a)(6) of the Securities Exchange Act, as amended (the “Exchange Act”), and is exempt from registration as a “broker” or “dealer” under the Exchange Act. Subsequent to the May 12, 2001 effective date of relevant provisions of the Gramm-Leach-Blilely Act (the “GLB Act”), GEFTC will operate its activities in such a manner so as to remain exempt from broker dealer registration.

2.

GEFTC has received all necessary consents, authorizations and approvals (collectively, the “Approvals”) from any fiduciaries, co-fiduciaries, grantors, beneficiaries or other persons or entities exercising authority or rights with respect to the Clients under any account.

3.

GEFTC has made such disclosures to Clients regarding all third-party service providers we use and any personal information GEFTC passes through to third-party providers in the course of managing Client Accounts.

4.

Clients executing authorizing documents, including the delegation to GEFTC of discretionary investment authority, shall be properly authorized to do so by the person, grantor, trust, institution or other entity the Client represents.

5.

In the event GEFTC provides instructions to Fidelity via a faxed or imaged document, GEFTC represents that it will have the original of that document in its files and will forward to Fidelity upon request.

6.

GEFTC shall be financially responsible for any unsatisfied financial obligation in GEFTC’s firm or Client Accounts in that event that that obligation is the result of instructions, or an order that GEFTC or a third-party service provider working for GEFTC directs to Fidelity.

7.

GEFTC understands and accepts that for a variety of reasons, including verification of securities transactions and other information, Fidelity may monitor and / or tape-record telephone conversations with GEFTC and its employees. GEFTC also understands that such monitoring and/or recording may take place without an audible electronic “beep”, tone or vocal announcement to indicate the line may be recorded. GEFTC consents to such recording and will be solely responsible for notifying, and obtaining the consent of all present GEFTC employees, and any that join GEFTC in the future, that such conversations may be monitored and/or recorded. GEFTC consents to the admission of such recordings as evidence in any adjudication of any dispute or claim arising under this representation should Fidelity wish to admit them.

8.	GEFTC shall not alter the Fidelity custodial agreement, disclosure statement, client agreements, or Client applications provided to GEFTC by Fidelity.

AMENDMENT

OF THE

SUBCUSTODIAL AND

SERVICE AGREEMENT

This amendment (“Amendment”) to the Subcustodial and Service Agreement, including any prior amendments thereto, (“Agreement”) between Genworth Financial Trust Company (“GFTC”) and Fidelity Brokerage Services LLC (“FBS”) and National Financial Services LLC (“NFS”), (FBS and NFS together, “Fidelity”) acting through its business unit Fidelity Registered Investment Advisor Group (“FRIAG”) (Fidelity, FRIAG and GFTC may individually be referred to as a “Party” or collectively as “Parties”), is entered into by and among the parties hereto as of February 22, 2007 (“Effective Date”).

WHEREAS, Fidelity and GFTC intend to amend certain pricing terms set forth in Exhibit B to the Agreement;

WHEREAS, GFTC desires Fidelity to provide additional products/services to GFTC including customizing reports of execution quality, referral programs and marketing support programs;

WHEREAS, Fidelity intends to work with GFTC to scope additional products/services requested by GFTC, including customization of execution quality reports, referral programs and marketing support programs;

WHEREAS, the Parties intend to negotiate in good faith the addition of mutually agreed upon services to this Agreement, including related pricing for such services.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1. Exhibit B, entitled Pricing Schedule, is hereby amended to replace in its entirety the section entitled Equities as follows:

EQUITIES

Trades submitted electronically (via Advisor Channel or Checkfree APL):

Minimum ticket charge:	[	***] per trade
Maximum ticket charge:	[	***] per trade*
Cents per share charge:	[	***]/share
Rep. assisted trades placed via telephone
Minimum ticket charge:	[	***] per trade
Maximum ticket charge:	[	***] per trade*
Cents per share charge:	[	***]/share

*  Maximum ticket charge shall apply as a ceiling for the Cents per share charge of [***]/share in the case of trades submitted electronically and of [***]/share in the case of Rep. assisted trades placed via telephone, however; trades executed via Fidelity Capital Markets Services Institutional Program Trading capabilities (which may include Domestic Institutional Block Trading, Standard Algorithmic Trading, Proprietary Algorithmic Trading, and Staged CrossStream Trading) will include a surcharge of [***] per share:

2. Billing. With respect to the billing of charges associated with the annual GFTC rebalancing only, such charges will be billed directly to GFTC in two separate installments. Each such installment shall be equal to fifty percent (50%) of the total annual rebalancing charges. The first installment shall be billed as part of the Q1 billing cycle (to be paid by GFTC in Q2) and the second installment shall be billed as part of the Q3 billing cycle (to be paid by GFTC during Q4 2007). The second installment will only be due and payable to Fidelity if a mutually agreed upon set of services (outlined in Section 3) are materially delivered and implemented in accordance with the good faith amendment process outlined in section 3, unless any such failure by Fidelity to meet the requirements outlined in Section 3 below is materially due to the action or inaction of GFTC in which case the second installment shall be due.

3. Additional Products/Services. The Parties hereby agree to act in good faith and use commercially reasonable efforts to amend the existing Agreement within sixty (60) days of the date hereof to include additional products/services, including charges for such products/services. Such an amendment shall be subject to mutual agreement by the Parties. Further, as part of this effort towards defining and providing additional products/services, the parties agree to act in good faith to scope out the following products/services currently requested by GFTC:

a)	customization of execution quality reports for GTFC trades;

b)	participation in business development or referral programs;

c)	provision of additional general marketing consulting services and programs (does not include expenses for reproduction of marketing materials);

d)	consultation and implementation of new TOA workflows; and

e)	consultation and implementation of 401k distribution strategies.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

5. The pricing set forth in this Amendment will be effective on the Effective Date.

6. Unless amended herein, all other provisions of the Agreement shall remain in full force and effect.

National Financial Services LLC		Genworth Financial Trust Company

By:	/s/ Jennifer Moran	By:	/s/ Michael J Abelson
Name:	Jennifer Moran	Name:	Michael J Abelson
Title:	Sr. Vice President	Title:	Senior Vice President
Date:	Feb 23, 2007	Date:	Feb 22, 2007

Fidelity Institutional
FI CMS SCANNING FORM

FIMCo Box Number	00001639567

Firm Name	GENWORTH FINANCIAL TRUST CO.

Firm Number	18582

Contract/Amendment Type	AMENDMENT TO CUSTODY AGMT - COST BASIS REPORTING

Corresponding Contract ID

Contract Effective Date	12/13/2011

Business Unit	FIDELITY INSTITUTIONAL WEALTH SERVICES

Firm Status	ACTIVE

Contract Name	FIDELITY INSTITUTIONAL WEALTH SERVICES

Amendment Completed Date

Amendment ID	30183

Notes Field

EXECUTION COPY

DEC 16 2011

AMENDMENT TO THE CUSTODY AGREEMENT

This Cost Basis Reporting Amendment (this “Amendment”) to the Subcustodial and Service Agreement (the “Agreement”) made and entered into November 1, 2005 by and among Fidelity Brokerage Services LLC (“FBS”), National Financial Services LLC (“NFS”) (together, “Fidelity”), and Genworth Financial Trust Company (“Customer”), shall be effective as of the date, or the last of the dates, if different, on which this Amendment is executed by FBS, NFS and Customer (the “Effective Date”).

WHEREAS, the parties wish to amend the Agreement, as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, Fidelity and Customer agree as follows:

1.	The attached “Cost Basis Reporting Addendum” (the “Addendum”) is hereby added to the Agreement.

2.	Except as specifically amended hereby, the terms, provisions, conditions, covenants and agreements set forth in the Agreement are hereby confirmed and shall remain in full force and effect.

3.	In the event of a conflict between the terms of the attached Addendum and the terms of the Agreement, the terms of the Agreement shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Effective Date.

Fidelity Brokerage Services LLC	National Financial Services LLC

BY:	/s/ Melissa Morganti Zizza	BY:	/s/ Pui Shan Ng

PRINT NAME:	Melissa Morganti Zizza	PRINT NAME:	Pui Shan Ng
PRINT TITLE:	Vice President	PRINT TITLE :	Vice President
DATE SIGNED:	12/13/11	DATE SIGNED:	12-6-2011

Customer

NAME:	Genworth Financial Trust Company

BY:	/s/ Bradford Wheeler

PRINT NAME:	Bradford Wheeler
PRINT TITLE:	PRESIDENT
DATE SIGNED:	11/30/2011

COST BASIS REPORTING ADDENDUM

WHEREAS, the Internal Revenue Service has issued final regulations on broker reporting of sales of securities and on the basis of securities pursuant to Sections 6045(g), 6045A, and 6045B of the Internal Revenue Code (the “Cost Basis Rule”), which require an applicable person (as such term is defined in the Cost Basis Rule) to furnish to a receiving broker a transfer statement that includes certain information about a transferred security (“Transfer Statement”);

WHEREAS, pursuant to the arrangement between the parties governed by the Custody Agreement, Fidelity is an “applicable person” under the Cost Basis Rule, and Customer is a bank that maintains the information prescribed by Treasury Regulations Section 1.6045A-1(b) to be included in a Transfer Statement as required by the Cost Basis Rule (“Required Information”);

WHEREAS, Customer may elect to either 1) provide to Fidelity the Required Information for each transaction necessary for Fidelity to complete and issue Transfer Statements; or 2) issue its own Transfer Statements directly without the involvement of Fidelity, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, Fidelity and Customer agree as follows:

1.	CUSTOMER OBLIGATIONS

1.1. Required Information.

(a) Customer agrees to provide Fidelity with instructions as to the manner in which it shall facilitate compliance with the Cost Basis Rule as set forth on Exhibit A. Such instructions shall be provided to Fidelity in writing on or before December 15, 2011. Fidelity may use and disclose to the receiving broker any Required Information provided by Customer to carry out its obligations under this Amendment and under applicable law, including without limitation by issuing Transfer Statements consistent with the Cost Basis Rule.

(b) In providing any Required Information to Fidelity hereunder, Customer shall comply with all applicable laws, including, without limitation, laws governing the collection, use and distribution of personal information. The Parties acknowledge that the Required Information may include personal and other confidential information. Customer shall promptly notify Fidelity of any contractual restrictions to which it is subject which may govern, limit or otherwise impact the collection, use or distribution of the Required Information as contemplated under this Custody Agreement.

(c) Customer agrees that Customer is exclusively responsible for the accuracy and adequacy of all the Required Information that it transmits to Fidelity. Customer represents and warrants that the Required Information transmitted to Fidelity will not disrupt, disable, harm, or otherwise impede any software, firmware, hardware, computer system or network owned by Fidelity or operated for or on behalf of Fidelity.

1.2. No Fees. The Parties acknowledge that no fees are payable by Customer to Fidelity under this Amendment.

2

2.	FIDELITY OBLIGATIONS

2.1. Required Information. Fidelity hereby agrees to use the Required Information only for purposes related to the Cost Basis Rule and for any other purposes permitted or required by applicable law. Fidelity will maintain the security and confidentiality of the Required Information, including shareholder data, as required by applicable law.

3.	WARRANTIES; LIMITATIONS; AND INDEMNIFICATION

3.1. Customer Responsibilities. Customer acknowledges and agrees that it is solely responsible for ensuring that its delivery of any Required Information to Fidelity complies with all applicable laws, rules and regulations of relevant federal and state authorities, applicable self-regulatory organizations and any other regulatory authority. Customer represents and warrants to Fidelity that: (a) the Required Information it provides will be complete and accurate; (b) it has authority to possess and to provide the Required Information and is in compliance with and is not violating any privacy or confidentiality rules, regulations, or agreements by providing same; (c) Fidelity is authorized to use the Required Information in order to comply with its Cost Basis Rule obligations; and (d) the Required Information does not contain any malicious code and will not cause any computer virus or data corruption.

3.2. Indemnification. Customer will indemnify and hold harmless Fidelity and its Affiliates, officers, directors, employees and agents from and against any and all penalties, fines and interest assessed by the Internal Revenue Service, as well as any and all other liabilities, damages, awards, settlements, losses, claims and expenses, including without limitation reasonable attorney fees and expenses and costs of investigation (collectively, “Damages”) resulting from and to the extent arising from Customer’s breach of any term or condition of this Amendment. In the event that any Required Information is disclosed by Fidelity at any time, such disclosure shall be made in accordance with all applicable laws, rules and regulations, including but not limited to the Graham-Leach-Bliley Act as it applies to Customer.

3

EXHIBIT A

In accordance with the terms of this Amendment, Customer shall inform Fidelity which of the methods set forth below it desires to employ in order to ensure compliance with the Cost Basis Rule. Customer shall deliver to Fidelity all Required Information needed by Fidelity to carry out its obligations under this Amendment and to comply with applicable law, including, without limitation, the Cost Basis Rule.

Method A:

On or before the thirteenth (13th) day following settlement of a transfer of assets, Customer shall provide Fidelity with the Required Information necessary for Fidelity to issue Transfer Statements in compliance with the Cost Basis Rule. Customer shall submit to Fidelity the Required Information via the platform agreed to by the parties.

Method B:

Customer acknowledges Fidelity’s duty to furnish Transfer Statements under the Cost Basis Rule. Customer represents and warrants that it shall perform the functions on Fidelity’s behalf necessary to satisfy this regulatory obligation, including, but not limited to, gathering and maintaining the Required Information, creating Transfer Statements, and issuing the Transfer Statements to the receiving brokers as required by the Cost Basis Rule. Fidelity agrees to provide Customer with any Required Information in its possession necessary to assist Customer in fulfilling its obligations hereunder to furnish such Transfer Statements.

4

AMENDMENT #2 TO THE SUBCUSTODIAL AND SERVICES AGREEMENT

This AMENDMENT #2 TO THE SUBCUSTODIAL AND SERVICES AGREEMENT, (this “Amendment”), dated June 23, 2015, is entered into by and between Fidelity Brokerage Services LLC (“FBS”) and National Financial Services LLC (“NFS”) (Collectively “Fidelity”) and AssetMark Trust Company (“ATC”) (formerly, GE Financial Trust Company) (“Customer”).

WHEREAS, Fidelity and Customer entered into a Subcustodial and Services Agreement, dated as of November 1, 2005, and amended effective February 22, 2007 (the “Agreement”), pursuant to which Customer engaged Fidelity to act as its sub-custodian in effecting transactions for its clients through Fidelity’s brokerage platform and providing certain other related services.

WHEREAS, the parties desire to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exhibit B of the Agreement, as amended by the February 22, 2007, Amendment, is hereby deleted in its entirety and replaced with the new Exhibit B attached hereto. The pricing in Exhibit B includes payments from Fidelity to ATC that are a percentage of the income received by Fidelity related to fund holdings. Fidelity shall provide a monthly payment report to ATC.

2. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following Section 2.2:

“In the event no written notification is given as set forth above, this Agreement shall be deemed to have been renewed for additional successive one-year periods. At any time during such additional periods, this Agreement may be terminated by Fidelity giving 180 days prior written notification to Customer, or by Customer giving 90 days prior written notice to Fidelity, and such termination shall be effective as of the end of such 180 or 90 day period, as applicable. Upon termination of this Agreement, both Customer and Fidelity agree to provide ongoing support and operational services pursuant to this Agreement no less than 90 days from termination or until the completion of the conversion of the assets, whichever occurs earlier.”

3. Since the 2005 execution of the Agreement, ATC’s custodial business has expanded, and ATC accepts Client accounts referred to it, not only by its registered investment advisory affiliate AssetMark, Inc. (previously named GE Private Asset Management, Inc.), but also from third party registered investment advisers. The expansion of ATC’s custodial Client base in no way affects Fidelity’s obligations under the Agreement but, for purposes of clarity, the Parties agree to amend Section 3 of the Agreement as follows:

Paragraph 3.2.4 is amended to clarify that Advisory Firm, a third party registered investment adviser and/or Client is responsible for making investment decisions and/or suitability determinations with respect to such Clients and ATC Accounts, and Fidelity will not be responsible for monitoring the investment decisions and/or suitability determinations with respect to such Clients and ATC Accounts.

Paragraph 3.2.8 is amended to clarify that ATC, Advisory Firm, a third party registered investment adviser and/or Client is responsible for monitoring the investment in Client Accounts held at Fidelity, and Fidelity will not be responsible for monitoring the investment made in any Client Accounts.

Paragraph 3.3.1 is amended to clarify that with regard to each Client Account, the Client has authorized Advisory Firm to establish a custodial Account for the Client’s benefit or has established a custodial Account on their own behalf or another person has been authorized to establish a custodial Account for the Client’s benefit.

Paragraph 3.3.3 is deleted in its entirety as unnecessary.

4. Except as expressly amended by this Amendment #2, the Agreement shall remain in full force and effect. References to the Agreement in other agreements, documents or instruments shall be in reference to the Agreement, as amended hereby. In the event one or more provisions of this Amendment conflicts or is inconsistent with one or more provisions of the Agreement, the provisions of this Amendment shall control. Except as otherwise provided, the capitalized terms in this Amendment shall have the same meaning as set forth in the Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed by its duly authorized representative as of the date first set forth above.

AssetMark Trust Company		Fidelity Brokerage Services LLC

By:	/s/ Carrie E. Hansen	By:	/s/ Michael Danick
Name:	Carrie E. Hansen	Name:	Michael Danick
Title:	EVP, COO	Title:	Vice President
Date:	06/23/2015	Date:	6/30/15

National Financial Services LLC

By:	/s/ Pui Shan Ng
Name:	Pui Shan Ng
Title:	Vice President
Date:	6-30-2015

Exhibit B

Fidelity Pricing

CLIENT NAME: ASSETMARK TRUST COMPANY

FIDELITY Terms
AssetMark Mutual Fund Pricing:
Annual Base Fee ($) (per account):	[	***]
Custody Fee (bps):	[	***]
Transaction Fee (on all TF trades):	[	***]
Transaction Fee Surcharge (NPFF Buy Side Transactions):	[	***]
Monthly Minimum ($):	[	***]
Deconversion/Close out Fee:	[	***]
Proprietary Fund Fee:	[	***]
Wire Fees:	[	***]
Payments to AssetMark:
Funds Excluding Proprietary Funds
Expense Reimbursement - NTF (No Transaction Fee)	[	***]
Expense Reimbursement - RFN (Identified EB Assets Only)	[	***]
Expense Reimbursement - Asset Based Service Payment	[	***]
Expense Reimbursement - Asset Based Administrative Fee	[	***]
Proprietary Funds Only
Expense Reimbursement - NTF (No Transaction Fee)	[	***]
Expense Reimbursement - RFN (Identified EB Assets Only)	[	***]
Expense Reimbursement - Asset Based Service Payment	[	***]
Expense Reimbursement - Asset Based Administrative Fee	[	***]
AssetMark IS Custody Pricing:
Electronic Equities	[	***]
Manual Equities	[	***]
International (USD Settlement) [2]	[	***]
International (Local Currency Settlement) [3]	[	***]
Fixed Income [4]	[	***]
Tradeaway Fee	[	***]
International Tradeaway Fee	[	***]
Electronic Options	[	***]
Manual Options	[	***]

Detail Notes:

A.	Custody Fee excludes Fidelity fund assets for TrustCustody Customers only.

B.	The funds reserve the right to change or suspend payments or impose certain restrictions at anytime. In accordance therewith, Fidelity may revise or suspend payment at any time.

C.	Expense Reimbursement Program Payments - The Parties agree that all expense reimbursement payments on Funds Excluding Proprietary Funds will be reduced to [***] on February 1st, 2017.

D.

Expense Reimbursement Program Payments - NTF, RFN, and Asset Based Administrative Fees - Statements are published in WealthCentral 1 month following billing period. Payments are made 1 month + 7 days following billing period. If 1 month + 7 days falls on a weekend, payments are made the following business day.

E.

Expense Reimbursement Program Payments - Asset Based Service Payments - Statements and payments are processed the 15th day of the month following billing period, with the exception of certain NTF funds which are processed the 20th day of the month. If the 15th or 20th fall on a weekend, payments are made the following business day.

i.

Expense Reimbursement Service Payment - NTF - Payments from Fidelity to reimburse TPA and/or bank trust organizations for administrative expenses associated with providing services to a retirement plan or trust account. Payments are paid based on an “expected basis” based on the fees negotiated by Fidelity.

ii.

Expense Reimbursement Service Payment - RFN - Additional payments from Fidelity for participant recordkeeping and related costs associated with the servicing of employee benefit plans. Please note that the RFN component is only paid with respect to eligible employee benefit assets when TPA and/or bank trust organizations associated with such assets have signed an attestation stating that their accounts are eligible employee benefit assets and are in the appropriate RFN branch prefixes. Some funds may have special requirements in support of the TPA Retirement Network program (e.g., NAV requirements). Please contact the individual fund company directly for more details. Payments are paid based on an “expected basis” based on the fees negotiated by Fidelity.

iii.

Expense Reimbursement - Asset Based Service Payments - Payments shall be paid from Fidelity to ATC to pay or reimburse ATC for expenses associated with services performed for their clients. This amount may coincide with the fee that would otherwise be payable if it were being made pursuant to a Rule 12b-1 arrangement as indicated in the fund’s prospectus. The amounts paid are based on the fees actually received by Fidelity from the Fund company or a service provider to the fund, such as the fund adviser or principal underwriter, and may differ from those stated in either the applicable fund prospectus or herein, with the exception of certain NTF funds which are paid based on an “expected basis” based on the fees negotiated by Fidelity.

iv.

Expense Reimbursement - Asset Based Administrative Fees - Asset Based Administrative Fees are paid by certain fund companies on non-NTF positions in lieu of a per position fee. Payments are paid based on an “expected basis” based on the fees negotiated by Fidelity.

F.

Proprietary Funds include funds advised by AssetMark, Inc., and include funds in the GPS Funds I and GPS Funds II series trusts and are generally named GuideMark and GuidePath. Proprietary Funds also include the Genworth Financial Contra Fund (cusip number: 15642U303), soon to be known as the Savos Dynamic Hedging Fund advised by Altegris Advisors, L.L.C.

G.	Each party has the right to reevaluate pricing every year.

H.

Please contact your Fidelity relationship manager to discuss pricing related to transactions in securities/trading types other than those listed herein. In the event that you place an order prior to executing an amendment specific to the pricing of such securities/trading types, you agree to pay the Fidelity standard pricing then in effect for such securities/trading types, as may be amended by Fidelity from time to time. A Fidelity Transaction Pricing Schedule is available upon request.

I.

Soon after the effectiveness of this Amendment #2, ATC shall transfer to Fidelity for services under the Agreement substantially all the mutual fund assets held in ATC custodial Accounts, currently approximately [***]. The Parties acknowledge that the actual amount converted may be greater than or less than [***] due to market activity or client issues. Immediately after such mutual fund assets have been transferred to Fidelity, Fidelity shall lower the Electronic Equities pricing to [***] per share, from [***]

J.

Beginning on the date of the completion of the transfer to Fidelity of substantially all the mutual fund assets held in ATC custodial Accounts after the effectiveness of this Amendment #2, the expense reimbursement payments from Fidelity to ATC shall be based on the rates Fidelity provided to ATC by email on May 1, 2015, with the exception of the following funds: CNR Intermediate Fixed Inc N, CNR Emerging Markets N, and CNR Fixed Inc Opportunities N fund. ATC acknowledges that fund families may renegotiate rates paid to Fidelity, but Fidelity shall use commercially reasonable efforts to negotiate reasonable expense reimbursement payments.

K.

Fidelity shall build and launch for use by ATC an enhanced daily accrual dividend file capability. The enhanced capabilities will include a daily file with cusip, pay date, month-to-date accrual amount, share quantity, and other related data elements required to calculate and reconcile daily accrual balances.

L.	Fidelity shall launch for use by ATC an enhancement to the daily income feature to expand the rate field to 5 decimals.

[1]

Maximum ticket charge shall apply as a ceiling for the Cents per share charge of [***]/share in the case of trades submitted electronically and of [***]/share in the case of Rep. assisted trades placed via telephone, however; trades executed via Fidelity Capital Markets Services Institutional Program Trading capabilities (which may include Domestic Institutional Block Trading, Standard Algorithmic Trading, Proprietary Algorithmic Trading, and Staged CrossStream Trading) will include a surcharge of $.005 per Share.

[2]

Except for Canada, where price is [***] per share if share price is greater than [ ***], [ ***] per share if share price is less than [***]. Fx component of trade is [***] for Canada and [***] for all other countries

[3]	Pricing varies by country consisting of a flat per trade fee and a basis point fee on principal. Schedule available via your relationship manager.
[4]

Certain fixed income transactions are subject to additional fees including [***] for Commercial Paper, [***] for government T-bills auction orders placed through the trading desk. For agency business, Muni-Resets and Auction Rate Preferred securities are charged a [***] transaction fee and Exchange Traded fixed income securities are [***] per bond with a [***] minimum. UIT’s are charged [***] per trade.

/s/ Carrie E. Hansen	6/23/2015
ASSETMARK TRUST COMPANY	Date

Fidelity Institutional
FI CMS SCANNING FORM

Box Number	264640418

Firm Name	ASSETMARK TRUST COMPANY

Firm Number	18582

Contract/Amendment Type	AMENDMENT

Contract ID

Contract/Amendment Effective Date	7/23/2015

Business Unit	IWS

Amendment ID	118326

Notes Field

EXECUTION COPY

AUG 21 2015

AMENDMENT TO THE SUBCUSTODIAL AND SERVICE AGREEMENT

This trade away amendment (this “Amendment”) to the Subcustodial and Service Agreement made and entered into November, 2005, by and among Fidelity Brokerage Services LLC (“FBS”), National Financial Services LLC (“NFS”) (together, “Fidelity”), and AssetMark Trust Company (“Customer”), shall be effective as of the date, or the last of the dates, if different, on which this Amendment is executed by FBS, NFS and Customer (the “Effective Date”).

WHEREAS, the parties wish to amend the Subcustodial and Service Agreement, as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, Fidelity and Customer agree as follows:

1.	The attached “Trade Away Addendum” (the “Addendum”) is hereby added to the Subcustodial and Service Agreement.

2.

Except as specifically amended hereby, the terms, provisions, conditions, covenants and agreements set forth in the Subcustodial and Service Agreement are hereby confirmed and shall remain in full force and effect.

3.

If any provision of the attached Addendum conflicts or is inconsistent with any provision of the Subcustodial and Service Agreement, the provisions of this Addendum will control for securities transactions executed by Executing Brokers on behalf of IMA Manager’s Clients.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Effective Date.

Fidelity Brokerage Services LLC		National Financial Services LLC

BY: /s/ Michael Danick		BY: /s/ Pui Shan Ng
PRINT NAME:	Michael Danick	PRINT NAME:	Pui Shan Ng
PRINT TITLE:	Vice President	PRINT TITLE:	Vice President
DATE SIGNED:	7/23/15	DATE SIGNED:	7-23-2015

Customer

NAME: AssetMark Trust Company

BY: /s/ Gaurav Auditya
PRINT NAME:	Gaurav Auditya
PRINT TITLE:	Vice President of Custody Operations, Trade Operations and Reporting
DATE SIGNED:	July 13, 2015

TRADE AWAY ADDENDUM

WHEREAS, Customer’s Clients include those with Individually managed Accounts (“IMA”) managed by managers with discretionary authority (“IMA Managers”), and Customer desires that Fidelity accept from IMA Managers instructions relating to the settlement of trade away securities transaction (“Trade Away Transactions”) executed by Executing Brokers on behalf of a Client.

WHEREAS, the terms of this Trade-Away Addendum (“Addendum”) will apply to any instruction or representation an IMA Manager gives to Fidelity for securities transactions that IMA Manager places directly with any broker-dealers, including both foreign and domestic broker-dealers that are not affiliated with Fidelity (“Executing Brokers”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, Fidelity and Customer agree as follows:

(1) As between IMA Manager and Fidelity, IMA Manager is solely responsible for the selection, monitoring and supervision of Executing Brokers, including assessing their execution capabilities and financial strength. IMA Manager will perform such due diligence as it believes is necessary in connection with its selection of Executing Brokers. Fidelity will have no obligation to select, monitor or supervise Executing Brokers.

(2) Fidelity’s role in any Trade Away Transaction IMA Manager arranges is limited to acting as custodian and settlement agent in settling transactions for Customer and IMA Manager’s Clients. Customer and IMA Manager will not identify Fidelity as executing broker or counterparty in any securities transaction IMA Manager arranges with an Executing Broker, and any such designation will not be binding on Fidelity.

(3) Customer agrees that IMA Manager must comply with the Trade-Away Operational Procedures, as amended from time to time with notice to Customer and IMA Manager (“Procedures”). Fidelity will act solely as settlement agent and custodian in Trade Away Transactions, and will have no other responsibility whatsoever with regard to the execution or clearance of any such transactions. Fidelity’s duties in this regard will be further conditioned upon Fidelity (directly or through its agents) having custody of or receiving the subject securities or other property (including cash) in good deliverable form before settlement. Fidelity is not obligated, nor will it undertake to settle any Trade Away Transaction in any account without sufficient cash or securities in the account to settle the transaction on settlement date.

(4) Fidelity in its sole discretion may limit or restrict IMA Manager’s ability to deal with particular Executing Brokers, or may place limits on the number or volume of Trade Away Transactions IMA Manager may affect on behalf its Clients. Fidelity may also require Customer and IMA Manager’s Clients to maintain minimum net equity in the Accounts. Fidelity will provide written notice of any such requirements, limitations and restrictions (“Rules”) and Customer and IMA Manager must comply with such Rules.

2

(5) Fidelity may terminate this Addendum and no longer accept for settlement and custody of trade away transactions and securities in the event IMA Manager or Customer fails to comply with the terms of this Addendum.

(6) Fidelity may charge Clients trade away fees as set forth in the Custody Agreement Fee Exhibit as it may be revised from time to time. Customer agrees to notify its Clients of such fees associated with trade away securities transactions to the extent that they are charged Client Accounts.

(7) To facilitate settlement on behalf of Customer’s Clients, Fidelity may book Trade Away Transactions through its systems in a manner that makes them appear as though they are “buys” and “sells,” and may reflect this activity as a “trade” on standardized communications. Customer understands that, notwithstanding the presentation of this information on communications that Customer and IMA Manager receive from Fidelity, Fidelity is acting solely as settlement agent in connection with Trade Away Transactions.

In consideration of Fidelity’s acceptance of instructions relating to Trade Away Transactions executed through Executing Brokers, Customer agrees to indemnify and hold harmless Fidelity and their officers, directors, employees, agents, control persons and affiliates from and against all claims, losses, damages, liabilities and expenses (including reasonable attorneys fees arising out of or relating to: (1) Customer’s or IMA Manager’s failure to comply with the terms or conditions of this Addendum; (2) the execution and clearance of any Trade Away Transaction, including the acts or omissions of any Executing Broker or other party not controlled by Fidelity; (3) Fidelity’s following Customer’s or IMA Manager’s instructions pertaining to the settlement of Trade Away Transactions; or (4) a Trade Away Transaction that fails to settle as a result of Customer’s or IMA Manager’s act or omission or due to insufficient cash or securities in an account to settle the Trade Away Transaction on settlement date. This indemnification obligation is in addition to that set forth in the Custody Agreement.

Customer acknowledges that Fidelity reserves the right to confirm any instruction with IMA Manager or the Client prior to acting upon the instruction.

3

AMENDMENT #5 TO THE SUBCUSTODIAL AND SERVICES AGREEMENT

This Amendment #5, effective June 1, 2018, amends the Subcustodial and Services Agreement between “AssetMark Trust Company (“ATC”) (formerly, GE Financial Trust Company) (“Customer”) and Fidelity Brokerage Services LLC (“FBS”) and National Financial Services LLC (“NFS”) (collectively, “Fidelity”) effective November 1, 2005, and any amendments thereto (“the Agreement”).

This Amendment hereby modifies the Agreement by deleting Exhibit B in its entirety and replacing it with a new Exhibit B attached hereto. The pricing in Exhibit B includes payments from Fidelity to ATC that are a percentage of the income received by Fidelity related to fund holdings. Fidelity shall provide a monthly payment report to ATC.

Exhibit B

Fidelity Pricing

CLIENT NAME: ASSETMARK TRUST COMPANY

FIDELITY Terms
AssetMark Mutual Fund Pricing:
Annual Base Fee ($) (per account):	[***]
Custody Fee (bps):	[***]
Transaction Fee (on all TF trades):	[***]
Transaction Fee Surcharge (NPFF Buy Side Transactions):	[***]
Monthly Minimum ($):	[***]
Deconversion/Close out Fee:	[***]
Proprietary Fund Fee:	[***]
Wire Fees:	[***]
Payments to AssetMark:
Funds Excluding Proprietary Funds
Expense Reimbursement - NTF (No Transaction Fee)	[***]
Expense Reimbursement - RFN (Identified EB Assets Only)	[***]
Expense Reimbursement - Asset Based Service Payment	[***]
Expense Reimbursement - Asset Based Administrative Fee	[***]
Proprietary Funds Only
Expense Reimbursement - NTF (No Transaction Fee)	[***]
Expense Reimbursement - RFN (Identified EB Assets Only)	[***]
Expense Reimbursement - Asset Based Service Payment	[***]
Expense Reimbursement - Asset Based Administrative Fee	[***]
AssetMark IS Custody Pricing:
Electronic Equities	[***] per Share / [***] per Trade Min / [***] per Trade Max[1]
Manual Equities	[***] per Share / $[***] per Trade Min / [***] per Trade Max[1]
International Equities (USD Settlement)[2]	[***] [***] on Principal
International Equities (Local Currency Settlement)	Varies based on Foreign Pricing Schedule
Fixed Income (Domestic and International)	[***]
Domestic Tradeaway Fee	[***]
International Tradeaway Fee	[***]
Electronic Options	[***]
Manual Options	[***]

See Detail Notes below for additional information

Detail Notes:

A.	Custody Fee excludes Fidelity fund assets for TrustCustody Customers only.

B.	The funds reserve the right to change or suspend payments or impose certain restrictions at anytime. In accordance therewith, Fidelity may revise or suspend payment at any time.

C.

Expense Reimbursement Program Payments – NTF, RFN, and Asset Based Administrative Fees – Statements are published in WealthCentral 1 month following billing period. Payments are made 1 month + 7 days following following billing period. If 1 month + 7 days falls on a weekend, payments are made the following business day.

D.

Expense Reimbursement Program Payments – Asset Based Service Payments – Statements and payments are processed the 15th day of the month following billing period, with the exception of certain NTF funds which are processed the 20th day of the month. If the 15th or 20th fall on a weekend, payments are made the following business day.

i.

Expense Reimbursement Program Payment – NTF - Payments from Fidelity to reimburse TPA an/or bank trust organizations for administrative expenses associated with providing services to a retirement plan or trust account. Payments are based on an “expected basis” based on the fees negotiated by Fidelity.

ii.

Expense Reimbursement Service Payment – RFN – Additional payments from Fidelity for participant recordkeeping and related costs associated with the servicing of employee benefit plans. Please note that the RFN component is only paid with respect to eligible employee benefit assets when TPA and/or bank trust organizations associated with such assets have signed an attestation stating that their accounts are eligible employee benefit assets and are in the appropriate RFN branch prefixes. Some funds may have special requirements in support of the TPA Retirement Network Program (e.g., NAV requirements). Please contact the individual fund company directly for more details. Payments are paid based on an “expected basis” based on the fees negotiated by Fidelity.

iii.

Expense Reimbursement – Asset Based Service Payments – Payments shall be paid from Fidelity to ATC to pay or reimburse ATC for expenses associated with services performed for clients. This amount may coincide with the fee that would otherwise be payable if it were being made pursuant to a Rule 12b-1 arrangement as indicated in the fund’s prospectus. The amounts paid are based on the fees actually received by Fidelity from the Fund company or a service provider to the fund, such as the fund advisor or principal underwriter, and may diffor from those stated in either the applicable fund prospectus or herein, with the exception of certain NTF funds which are paid based on an “expected basis” based on the fees negotiated by Fidelity.

[1]

Maximum ticket charge shall apply as a ceiling for the Cents per share charge of [***]/share in the case of trades submitted electronically and of [***]/share in the case of Rep. assisted trades placed via telephone, however; trades executed via Fidelity Capital Markets Services Institutional Program Trading capabilities (which may include Domestic Institutional Block Trading, Standard Algorithmic Trading, Proprietary Algorithmic Trading, and Staged CrossStream Trading) will include a surcharge of [***] per share.

[2]

Except for Canada, where price is [***] per share if share price is greater than [***], [***] per share if share price is less than [***]. Fx component of trade is [***] for Canada and [***] for all other countries.

[3]	Pricing varies by country consisting of a flat per trade fee and a basis point fee on principal. Schedule available via your relationship manager.
[4]

Certain fixed income transactions are subject to additional fees including [***] for Commercial Paper, [***] for government T-bills auction orders placed through the trading desk. For agency business, Muni-Resets and Auction Rate Preferred securities are charged a [***] transaction fee and Exchange Traded fixed income securities are [***] per bond with a [***] minimum. UIT’s are charged [***] per trade.

Amendment to Subcucstodial and Services Agreement

iv.

Expense Reimbursement – Asset Based Administrative Fees – Asset Based Administrative Fees are paid by certain fund companies on non-NTF positions in lieu of a per position fee. Payments are made on an “expected basis” based on the fees negotiated by Fidelity.

E.

Proprietary Funds include funds advised by AssetMark, Inc., and include funds in the GPS Funds I and GPS Funds II series trusts and are generally named GuideMark and GuidePath. Proprietary Funds also include the Genworth Financial Contra Fund (cusip number: 15642U303), soon to be known as the Savos Dynamic Hedging Fund advised by Altegris Advisors, L.L.C.

F.	Each party has the right to reevaluate pricing every year.

G.	Fidelity may collect Per Position on Transaction Fee funds, but shall not pay such fees to the customer.

H.

Please contact your Fidelity relationship manager to discuss pricing related to transactions in securities/trading types other than those listed herein. In the event that you place an order prior to executing an amendment specific to the pricing of such securities/trading types, you agree to pay the Fidelity standard pricing then in effect for such securities/trading types, as may be amended by Fidelity from time to time. A Fidelity Transaction Pricing Schedule is available upon request.

I.

The expense reimbursement payments from Fidelity to ATC shall be based on the rates Fidelity provided to ATC by email on May 1, 2015, with the exception of the following funds: CNR Intermediate Fixed Inc. N, CNR Emerging Markets N, and CNR Fixed Inc Opportunities N fund. ATC acknowledges that fund families may negotiate rates paid to Fidelity, but Fidelity shall use commercially reasonable efforts to negotiate expense reimbursement payments.

J.

Fidelity shall build and launch for use by ATC an enhanced daily accrual dividend file capability. The enhanced capabilities will include a daily file with cusip, pay date, month-to-date accrual amount, share quality, and other related daya elements required to calculate and reconcile daily accrual balances.

K.	Fidelity shall launch for use by ATC on enhancement to the daily income feature to expand the rate field to 5 decimals.

Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. References to the Agreement in other agreements, documents or instruments shall be in reference to the Agreement, as amended hereby. In the event one or more provisions of this Amendment conflicts or is inconsistent with one or more provisions of the Agreement, the provisions of this Amendment shall control. Except as otherwise provided, the capitalized terms in this Amendment shall have the same meaning as set forth in the Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

National Financial Services LLC		AssetMark Trust Company

By:	/s/ Lisa O Smith	By:	/s/ Carrie Hansen
Name:	Lisa O Smith	Name:	Carrie Hansen
Title:	Vice President - Fidelity Clearing & Custody Solutions	Title:	EVP, COO
Date:	6/19/2018	Date:	6/19/2018

Fidelity Brokerage Services LLC

By:	/s/ Mike Danick
Name:	Mike Danick
Title:	Vice President
Date:	6/19/2018

Amendment to Subcucstodial and Services Agreement

Certificate Of Completion

Envelope Id: D677345D71A9488AA7AC4460A50014C7		Status: Completed
Subject: Please DocuSign: Assetmark Pricing Amendment 06-18-18.pdf
PramataWorkflow:
Source Envelope:
Document Pages: 3	Signatures: 3	Envelope Originator:
Certificate Pages: 2	Initials: 1	FIContractExecution
AutoNav: Enabled		245 Summer Street
EnvelopeId Stamping: Enabled		Boston, MA 02210
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		a390245@fmr.com
IP Address: 192.223.236.250

Record Tracking

Status: Original	Holder: FIContractExecution	Location: DocuSign
6/19/2018	a390245@fmr.com

Signer Events	Signature	Timestamp

Carrie Hansen		Sent: 6/19/2018
Carrie.Hansen@AssetMark.com		Viewed: 6/19/2018
EVP, COO		Signed: 6/19/2018
Security Level: Email, Account Authentication (None)	Using IP Address: 40.140.177.158

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Mussaab Hussain		Sent: 6/19/2018
Mussaab.Hussain@fmr.com		Viewed: 6/19/2018
Fidelity Family Office Services		Signed: 6/19/2018
Security Level: Email, Account Authentication (None)	Using IP Address: 192.223.242.21

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Mike Danick Mike.Danick@fmr.com		Sent: 6/19/2018 Viewed: 6/19/2018
Vice President		Signed: 6/19/2018
Security Level: Email, Account Authentication (None)	Using IP Address: 192.223.236.250

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Lisa O Smith Lisa.Q.Smith@fmr.com		Sent: 6/19/2018 Viewed: 6/19/2018
Vice President- Fidelity Clearing & Custody Solutions		Signed: 6/19/2018
Security Level: Email, Account Authentication	Using IP Address: 192.223.236.250
(None)

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

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Catherine Davies	COPIED	Sent: 6/19/2018
Catherine.Davies@fmr.com
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AMENDMENT #6 TO THE SUBCUSTODIAL AND SERVICE AGREEMENT

This AMENDMENT #6 TO THE SUBCUSTODIAL AND SERVICE AGREEMENT, (this “Amendment”), effective November 1, 2018, is entered into by and between Fidelity Brokerage Services LLC (“FBS”) and National Financial Services LLC (“NFS”) (Collectively “Fidelity”) and “AssetMark Trust Company (formerly, GE Financial Trust Company) (“Customer”).

WHEREAS, Fidelity and Customer entered into a Subcustodial and Service Agreement, dated as of November 1, 2005 (as amended, the “Agreement”), pursuant to which Customer engaged Fidelity to act as its sub-custodian in effecting transactions for its clients through Fidelity’s brokerage platform and providing certain other related services.

WHEREAS, the parties desire to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exhibit B of the Agreement is hereby deleted in its entirety and replaced with the new Exhibit B attached hereto.

2. This Amendment shall remain in full force and effect for a one (1) year period beginning on the effective date of the Amendment. Either party may terminate this Agreement at the end of such one year period by giving 90 days prior written notification of termination. In such event, this Agreement shall terminate at the end of such one year period. All provisions related to term and termination as stated in the Agreement shall otherwise remain intact.

3. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. References to the Agreement in other agreements, documents or instruments shall be in reference to the Agreement, as amended hereby. In the event one or more provisions of this Amendment conflicts or is inconsistent with one or more provisions of the Agreement, the provisions of this Amendment shall control. Except as otherwise provided, the capitalized terms in this Amendment shall have the same meaning as set forth in the Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

IN WITNESS WHEREOF, each party has caused this Amendment to be executed by its duly authorized representative.

AssetMark Trust Company		Fidelity Brokerage Services LLC

By:	/s/ Carrie Hansen	By:	/s/ Jennifer Moran
Name:	Carrie Hansen	Name:	Jennifer Moran
Title:	EVP, COO	Title:	Vice President

National Financial Services LLC

By:	/s/ Lisa O Smith
Name:	Lisa O Smith
Title:	Vice President - FCCS

Exhibit B

Fidelity Pricing

CLIENT NAME: ASSETMARK TRUST COMPANY
FIDELITY Terms
AssetMark Payments to Fidelity:
AssetMark Mutual Fund Pricing:
Annual Base Fee ($) (per account):	[***]
Subcustodial and Service Fee (bps):	[***]
Transaction Fee (on all TF trades):	[***]
Transaction Fee Surcharge (NPFF Buy Side Transactions):	[***]
Monthly Minimum ($):	[***]
Deconversion/Close out Fee:	[***]
Proprietary Fund Fee:	[***]
Wire Fees:	[***]

* Subcustodial and Service Fee – Mutual Fund & Individual Securities – Tiered (bps):

First $10B	[***]
Next $10B	[***]
Next $10B	[***]
Next $10B	[***]
Next $10B	[***]
Over $50B	[***]
Fidelity Payments to AssetMark:
Funds Excluding Proprietary Funds
Expense Reimbursement – NTF (No Transaction Fee)	[***]
Expense Reimbursement – RFN (Identified EB Assets Only)	[***]
Expense Reimbursement – Asset Based Service Payment	[***]
Expense Reimbursement – Asset Based Administrative Fee	[***]
Proprietary Funds Only
Expense Reimbursement – NTF (No Transaction Fee)	[***]
Expense Reimbursement – RFN (Identified EB Assets Only)	[***]
Expense Reimbursement – Asset Based Service Payment	[***]
Expense Reimbursement – Asset Based Administrative Fee	[***]
AssetMark IS Custody Pricing:
Custody Fee (per IS position per year)	[***]
Electronic Equities	[***]
Manual Equities	[***]
International Equities (USD Settlement)[1]	[***]
International Equities (Local Currency Settlement)[2]	[***]
Fixed Income (Domestic and International)[3]	[***]
Domestic Tradeaway Fee – Until and Including November 30, 2018	[***]
Domestic Tradeaway Fee – After November 30, 2018	[***]
International Tradeaway Fee	[***]
Electronic Options	[***]
Manual Options	[***]

See Detail Notes below for additional information

Detail Notes:

A.	Custody Fee excludes Fidelity fund assets for TrustCustody Customers only.

B.	The funds reserve the right to change or suspend payments or impose certain restrictions at anytime. In accordance therewith, Fidelity may revise or suspend payment at any time.

C.

Expense Reimbursement Program Payments – NTF, RFN, and Asset Based Administrative Fees – Statements are published in WealthCentral 1 month following billing period. Payments are made 1 month + 7 days following following billing period. If 1 month + 7 days falls on a weekend, payments are made the following business day.

D.

Expense Reimbursement Program Payments – Asset Based Service Payments – Statements and payments are processed the 15th day of the month following billing period, with the exception of certain NTF funds which are processed the 20th day of the month. If the 15th or 20th fall on a weekend, payments are made the following business day.

i.

Expense Reimbursement Program Payment – NTF- Payments from Fidelity to reimburse TPA an/or bank trust organizations for administrative expenses associated with providing services to a retirement plan or trust account. Payments are based on an “expected basis” based on the fees negotiated by Fidelity.

ii.

Expense Reimbursement Service Payment – RFN – Additional payments from Fidelity for participant recordkeeping and related costs associated with the servicing of employee benefit plans. Please note that the RFN component is only paid with respect to eligible employee benefit assets when TPA and/or bank trust organizations associated with such assets have signed an attestation stating that their accounts are eligible employee benefit assets and are in the appropriate RFN branch prefixes. Some funds may have special requirements in support of the TPA Retirement Network Program (e.g., NAV requirements). Please contact the individual fund company directly for more details. Payments are paid based on an “expected basis” based on the fees negotiated by Fidelity.

iii.

Expense Reimbursement – Asset Based Service Payments – Payments shall be paid from Fidelity to ATC to pay or reimburse ATC for expenses associated with services performed for clients. This amount may coincide with the fee that would otherwise be payable if it were being made pursuant to a Rule 12b-1 arrangement as indicated in the fund’s prospectus. The amounts paid are based on the fees actually received by Fidelity from the Fund company or a service provider to the fund, such as the fund advisor or principal underwriter, and may differ from those stated in either the applicable fund prospectus or herein, with the exception of certain NTF funds which are paid based on an “expected basis” based on the fees negotiated by Fidelity.

iv.

Expense Reimbursement – Asset Based Administrative Fees – Asset Based Administrative Fees are paid by certain fund companies on non-NTF positions in lieu of a per position fee. Payments are made on an “expected basis” based on the fees negotiated by Fidelity.

E.

Proprietary Funds include funds advised by AssetMark, Inc., and include funds in the GPS Funds I and GPS Funds II series trusts and are generally named GuideMark and GuidePath. Proprietary Funds also include cusip number 15642U303, the Savos Dynamic Hedging Fund advised by AssetMark, Inc.

F.	Each party has the right to reevaluate pricing every year.

[1]

Except for Canada, where price is [***] per share if share price is greater than [***], [***] per share if share price is less than [***]. Fx component of trade is [***] for Canada and [***] for all other countries.

[2]	Pricing varies by country consisting of a flat per trade fee and a basis point fee on principal. Schedule available via your relationship manager.
[3]

Certain fixed income transactions are subject to additional fees including [***] for Commercial Paper, [***] for government T-bills auction orders placed through the trading desk. For agency business, Muni-Resets and Auction Rate Preferred securities are charged a [***] transaction fee and Exchange Traded fixed income securities are [***] per bond with a [***] minimum. UIT’s are charged [***] per trade.

G.	Fidelity may collect Per Position on Transaction Fee funds, but shall not pay such fees to the customer.

H.

Please contact your Fidelity relationship manager to discuss pricing related to transactions in securities/trading types other than those listed herein. In the event that you place an order prior to executing an amendment specific to the pricing of such securities/trading types, you agree to pay the Fidelity standard pricing then in effect for such securities/trading types, as may be amended by Fidelity from time to time. A Fidelity Transaction Pricing Schedule is available upon request.

I.

The expense reimbursement payments from Fidelity to ATC shall be based on the rates Fidelity provided to ATC by email on May 1, 2015, with the exception of the following funds: CNR Intermediate Fixed Inc. N, CNR Emerging Markets N, and CNR Fixed Inc Opportunities N fund. ATC acknowledges that fund families may negotiate rates paid to Fidelity, but Fidelity shall use commercially reasonable efforts to negotiate expense reimbursement payments.

J.

Fidelity shall build and launch for use by ATC an enhanced daily accrual dividend file capability. The enhanced capabilities will include a daily file with cusip, pay date, month-to-date accrual amount, share quality, and other related data elements required to calculate and reconcile daily accrual balances.

K.	Fidelity shall launch for use by ATC on enhancement to the daily income feature to expand the rate field to [***] decimals.